UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2022

COMPUTER PROGRAMS AND SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 St. Emanuel Street, Mobile, Alabama 36602

(Address of Principal Executive Offices, including Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of David A. Dye as Chief Operating Officer

On October 7, 2022, Computer Programs and Systems, Inc. (the “Company”) appointed David A. Dye as Chief Operating Officer of the Company, effective October 10, 2022. Mr. Dye, age 52, has been a member of the Company’s Board of Directors since March 2002, served as Chairperson of the Board of Directors from May 2006 until April 2019, and was appointed as Chief Growth Officer in November 2015, having served as the Company’s Chief Financial Officer, Secretary and Treasurer from June 2010 until November 2015. Mr. Dye began his career with the Company in May 1990 as a Financial Software Support Representative. From that time until June 1999, he worked for the Company in various capacities, including as Manager of Financial Software Support, Director of Information Technology and then as the Company’s Vice President supervising the areas of sales, marketing and information technology. Mr. Dye served as the Company’s President and Chief Executive Officer from July 1999 until May 2006, at which time he was appointed Chairperson of the Board of Directors. Mr. Dye also served as a director of Bulow Biotech Prosthetics, a company headquartered in Nashville, Tennessee that operates prosthetic clinics in the Southeastern United States, from July 2006 until October 2018.

The appointment of Mr. Dye was not pursuant to any agreement between Mr. Dye and any other person. There is no family relationship between Mr. Dye and any director or executive officer of the Company, and there are no transactions between Mr. Dye and the Company that are required to be reported under Item 404(a) of Regulation S-K. Furthermore, there are no changes to Mr. Dye’s compensation arrangements with the Company in connection with his appointment to the position of Chief Operating Officer.

Departure of Troy D. Rosser

On October 7, 2022, the Company announced the departure of Troy D. Rosser, the Company’s Senior Vice President – Sales, effective December 31, 2022. The Company intends for Mr. Rosser’s responsibilities to be assumed by Dawn M. Severance, the Company’s Chief Sales Officer.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.

Date: October 14, 2022	By:	/s/ Matt J. Chambless
Matt J. Chambless
Chief Financial Officer, Secretary and Treasurer

3